UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2017, at the Annual Meeting of Stockholders of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders voted on the following items: (1) the election of three Class II members of the board of directors of the Company, (2) the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2017; (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”); and (4) the determination, on a non-binding advisory basis, of how frequently the stockholders should hold the Say-on-Pay vote.

Proposal 1. Each of the three nominees for election to the board of directors was duly elected to serve as a director until the annual meeting of stockholders in 2020 or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
David B. Kelso	30,910,312	328,300	1,410	1,275,083
Som Mittal	30,835,467	403,145	1,410	1,275,083
Clyde W. Ostler	30,915,899	322,713	1,410	1,275,083

Proposal 2. The proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2017 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
32,204,631	310,435	39	—

Proposal 3. The Say-on-Pay proposal was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,753,672	482,552	3,798	1,275,083

Proposal 4. The stockholders recommended an annual frequency for holding the Say-on-Pay vote. The final results of the voting were as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
26,322,673	2,394	4,914,855	100	1,275,083

In light of the vote on Proposal 4 and the Company’s board of directors’ recommendation, the Company will hold a Say-on-Pay vote each year until the next required vote on the frequency of Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 23, 2017	By:	/s/ Nancy Saltzman
	Name:	Nancy Saltzman
	Title:	Executive Vice President, General Counsel and Secretary